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                                                                     EXHIBIT 4.1

NSD

COMMON STOCK     COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE
IN CANTON, MA, JERSEY CITY, NJ
AND NEW YORK CITY, NY

NASSDA CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 63172M 10 1

This Certifies that




is the owner of

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF NASSDA Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

      Dated:

  PRESIDENT

CHIEF FINANCIAL OFFICER AND
VP OF FINANCE AND ADMINISTRATION

COUNTERSIGNED AND REGISTERED:
EQUISERVE TRUST COMPANY, N.A.

TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

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NASSDA CORPORATION
A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares of stock of the Corporation, and upon the holders thereof as established by the Certificate of Incorporation or by any certificate of determination of preferences, and the number of shares constituting each class or series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM   -      as tenants in common
         TEN ENT   -      as tenants by the entireties
         JT TEN    -      as joint tenants with right of
                          survivorship and not as tenants
                          in common


UNIF GIFT MIN ACT- _____________ Custodian ______________
(Minor) (Cust)
under Uniform Gifts to Minors
Act _______________
(State)
UNIF TRF MIN ACT- ______________ Custodian (until age) __________________
(Cust)
______________ under Uniform Transfers
(Minor)
to Minors Act___________________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE








(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)






Shares of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

X
X

NOTICE: The signature(S) to this assignment must correspond with the name(S) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.




Signature(s) Guaranteed


By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS, NATIONAL SECURITIES EXCHANGES AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.